CONSENT OF INDEPENDENT AUDITORS




We consent to the use in this Pre-Effective Amendment No. 6 to the Registration Statement on Form SB-2 (file no. 333-36524) of our report included herein dated April 12, 2000 relating to the consolidated financial statements of USA Biomass Corporation.



Dated: Sept. 19, 2000                        /s/ Gerald Kelly
                                             -------------------------
                                             By:  Gerald Kelly
                                             For: Kelly & Company
                                             Newport Beach, California